Exhibit 10.1

EXECUTION COPY

FIRST AMENDMENT TO CREDIT AGREEMENT

AND INCREMENTAL REVOLVING CREDIT COMMITMENT AGREEMENT

Dated as of May 23, 2014

This FIRST AMENDMENT TO CREDIT AGREEMENT AND INCREMENTAL REVOLVING CREDIT COMMITMENT AGREEMENT (this “Amendment”) is made by and among FOSSIL GROUP, INC., a Delaware corporation (formerly known as Fossil, Inc.) (the “Borrower”), certain lenders party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS

WHEREAS, the Borrower, certain subsidiaries of the Borrower, the lenders party thereto (the “Lenders”) and the Administrative Agent entered into that certain Credit Agreement dated as of May 17, 2013 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested an increase in the aggregate Revolving Credit Commitments in an aggregate principal amount of $300,000,000, in accordance with Section 5.13(a) of the Credit Agreement (the “Incremental Revolving Credit Commitment”); and

WHEREAS, subject to the terms of this Amendment, each of the Revolving Credit Lenders party hereto (an “Increasing Lender”) is severally willing to provide a portion of the Incremental Revolving Credit Commitment;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.                                           Capitalized Terms.  All capitalized terms not otherwise defined in this Amendment (including without limitation in the introductory paragraph and the Preliminary Statements hereto) shall have the meanings as specified in the Credit Agreement.

Section 2.                                           Amendments to Credit Agreement.  Effective as of the First Amendment Effective Date and subject to the terms and conditions set forth herein and in reliance upon representations and warranties set forth herein, the Credit Agreement is hereby amended as follows:

(a)                                 the definition of “First Amendment Effective Date” is hereby added to Section 1.1 of the Credit Agreement in appropriate alphabetical order to read in its entirety as follows:

“First Amendment Effective Date” means May 23, 2014.

(b)                                 the definition of “Revolving Credit Commitment” is hereby amended by replacing the last sentence of such definition with the following sentence:

“The aggregate Revolving Credit Commitment of all Revolving Credit Lenders on the First Amendment Effective Date shall be $1,050,000,000, and the Revolving Credit Commitment of each Lender is set forth on Schedule 1.1C, as amended.”

(c)                                  Schedule 1.1C to the Credit Agreement is hereby replaced in its entirety with Schedule 1.1C attached hereto.

(d)                                 Each reference to “Fossil, Inc.” in the Credit Agreement and the other Loan Documents shall be deemed to be a reference to Fossil Group, Inc.

Section 3.                                           Incremental Revolving Credit Commitment.  Each Increasing Lender agrees that, effective as of the First Amendment Effective Date, its respective Revolving Credit Commitment shall be increased by its share of the Incremental Revolving Credit Commitment as set forth on Schedule 1.1C hereto.

Section 4.                                           Conditions of Effectiveness.  The effectiveness of this Amendment shall be subject to the satisfaction of each of the following conditions precedent (the date on which all such conditions are satisfied, the “First Amendment Effective Date”):

(a)                                 the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Administrative Agent and each of the Increasing Lenders;

(b)                                 the Administrative Agent shall have received counterparts of replacement Revolving Notes in favor of each Increasing Lender (in each case, if requested thereby), duly executed by the Borrower;

(c)                                  the Administrative Agent shall have received an executed acknowledgment and reaffirmation of this Amendment, in form and substance reasonably satisfactory to the Administrative Agent, by the Subsidiary Guarantors and/or other Credit Parties;

(d)                                 the representations and warranties of the Credit Parties contained in Section 5 shall be true and correct;

(e)                                  the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that attached thereto is a true, correct and complete copy of resolutions duly adopted by the board of directors of the Borrower authorizing and approving the transactions contemplated hereunder and the execution, delivery and performance of this Amendment and the other Loan Documents executed in connection herewith to which it is a party;

(f)                                   the Administrative Agent shall have received from the Borrower an Officer’s Compliance Certificate demonstrating, in form and substance reasonably satisfactory to the Administrative Agent, that the Borrower is in compliance with the financial covenants set forth in Article X of the Credit Agreement,  in each case based on the financial statements most recently delivered pursuant to Section 8.1(a) or 8.1(b) of the Credit Agreement, as applicable, both before and after giving effect (on a Pro Forma Basis) to (i) the Incremental Revolving Credit Commitment and (ii) the making of any Loans pursuant thereto (with the Incremental Revolving Credit Commitment being deemed to be fully funded);

(g)                                  the Administrative Agent shall have received customary legal opinions from counsel to the Borrower with respect to this Amendment; and

(h)                                 the Borrower shall have paid all fees as separately agreed to in connection with this Amendment.

Section 5.                                           Representations and Warranties of the Borrower.  The Borrower represents and warrants to the Administrative Agent and Increasing Lenders as follows:

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(a)                                 The execution, delivery and performance by the Borrower of this Amendment and the transactions contemplated hereby do not and will not, by the passage of time, the giving of notice or otherwise, (i) require any Governmental Approval or violate any Applicable Law relating to the Borrower, (ii) conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of the Borrower, (iii) conflict with, result in a breach of or constitute a default under any indenture, agreement or other instrument to which the Borrower is a party or by which any of its properties may be bound or any Governmental Approval relating to the Borrower except to the extent that any such conflict, breach or default could not individually or in the aggregate reasonably be expected to have a Material Adverse Effect, (iv) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower other than Liens arising under the Loan Documents or (v) require any consent or authorization of, filing with (other than filings required to be made with the SEC), or other act in respect of, an arbitrator or Governmental Authority, and no consent or approval of any other Person in connection with the execution, delivery, performance, validity or enforceability of this Amendment other than consents or approvals that have been obtained and that are still in force and effect or third party approvals or consents which, if not made or obtained could not reasonably be expected to have a Material Adverse Effect.

(b)                                 The Borrower has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment in accordance with the terms hereof.  This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as such enforceability may be limited by any Debtor Relief Laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

(c)                                  After giving effect to this Amendment, each of the representations and warranties contained in Article VII of the Credit Agreement shall be true and correct in all material respects, except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty shall be true, correct and complete in all respects, on the First Amendment Effective Date with the same effect as if made on and as of such date (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date).

(d)                                 No Default or Event of Default shall exist immediately prior to and after giving effect to this Amendment.

Section 6.                                           Reference to and Effect on the Loan Documents.

(a)                                 On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment and this Amendment shall constitute a Loan Document.

(b)                                 The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)                                  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the

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Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

Section 7.                                           Expenses.  The Borrower agrees to reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees, charges and disbursements of legal counsel for the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment).

Section 8.                                           Execution in Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 9.                                           Governing Law.  This Amendment shall be governed by, and construed and enforced in accordance with, the law of the State of New York (including Section 5-1401 of the General Obligations Law of the State of New York), without reference to the conflicts or choice of law principles thereof that would require application of another law (but giving effect to federal laws relating to national banks).

Section 10.                                    Entire Agreement.  This Amendment and the other Loan Documents constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

FOSSIL GROUP, INC., as Borrower

By:	/s/ Randy S. Hyne
Name:	Randy S. Hyne
Title:	Vice President, General Counsel & Secretary

FOSSIL GROUP, INC.

FIRST AMENDMENT AND INCREMENTAL REVOLVING CREDIT COMMITMENT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and an Increasing Lender

By:	/s/ Cynthia Giles
Name: Cynthia Giles
Title: Senior Vice President

FOSSIL GROUP, INC.

FIRST AMENDMENT AND INCREMENTAL REVOLVING CREDIT COMMITMENT AGREEMENT

BANK OF AMERICA, N.A., as an Increasing Lender

By:	/s/ Allison W. Connally
Name: Allison W. Connally
Title: Senior Vice President

FOSSIL GROUP, INC.

FIRST AMENDMENT AND INCREMENTAL REVOLVING CREDIT COMMITMENT AGREEMENT

JPMORGAN CHASE BANK, N.A., as an Increasing Lender

By:	/s/ Brandon Watkins
Name: Brandon Watkins
Title: Vice President

FOSSIL GROUP, INC.

FIRST AMENDMENT AND INCREMENTAL REVOLVING CREDIT COMMITMENT AGREEMENT

HSBC BANK USA, NATIONAL ASSOCIATION, as an Increasing Lender

By:	/s/ Brian Gingue
Name: Brian Gingue
Title: Vice President

FOSSIL GROUP, INC.

FIRST AMENDMENT AND INCREMENTAL REVOLVING CREDIT COMMITMENT AGREEMENT

CITIBANK, N.A., as an Increasing Lender

By:	/s/ Gary Pitcock
Name: Gary Pitcock
Title: Senior Vice President

FOSSIL GROUP, INC.

FIRST AMENDMENT AND INCREMENTAL REVOLVING CREDIT COMMITMENT AGREEMENT

COMPASS BANK, as an Increasing Lender

By:	/s/ Khoa Duong
Name: Khoa Duong
Title: Vice President

FOSSIL GROUP, INC.

FIRST AMENDMENT AND INCREMENTAL REVOLVING CREDIT COMMITMENT AGREEMENT

BRANCH BANKING AND TRUST COMPANY, as an Increasing Lender

By:	/s/ Janet L. Wheeler
Name: Janet L. Wheeler
Title: Vice President

FOSSIL GROUP, INC.

FIRST AMENDMENT AND INCREMENTAL REVOLVING CREDIT COMMITMENT AGREEMENT

KEYBANK NATIONAL ASSOCIATION, as an Increasing Lender

By:	/s/ Sherrie I. Manson
Name: Sherrie I. Manson
Title: Senior Vice President

FOSSIL GROUP, INC.

FIRST AMENDMENT AND INCREMENTAL REVOLVING CREDIT COMMITMENT AGREEMENT

ROYAL BANK OF CANADA, as an Increasing Lender

By:	/s/ Michael Wang
Name: Michael Wang
Title: Vice President

FOSSIL GROUP, INC.

FIRST AMENDMENT AND INCREMENTAL REVOLVING CREDIT COMMITMENT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as an Increasing Lender

By:	/s/ Joyce P. Dorsett
Name: Joyce P. Dorsett
Title: Vice President

FOSSIL GROUP, INC.

FIRST AMENDMENT AND INCREMENTAL REVOLVING CREDIT COMMITMENT AGREEMENT

SCHEDULE 1.1C

REVOLVING CREDIT COMMITMENTS

(as of the First Amendment Effective Date)

Revolving Credit Lender	Existing Revolving Credit Commitment	Incremental Revolving Credit Commitment	Amended Revolving Credit Commitment	Amended Revolving Credit Commitment Percentage
Wells Fargo Bank, National Association	$168,750,000.00	$43,500,000.00	$212,250,000.00	20.214285715%
JPMorgan Chase Bank, N.A.	$108,750,000.00	$43,500,000.00	$152,250,000.00	14.500000000%
Bank of America, N.A.	$108,750,000.00	$43,500,000.00	$152,250,000.00	14.500000000%
HSBC Bank USA, National Association	$65,625,000.00	$30,000,000.00	$95,625,000.00	9.107142857%
Compass Bank	$41,250,000.00	$35,000,000.00	$76,250,000.00	7.261904762%
Fifth Third Bank	$65,625,000.00	$0.00	$65,625,000.00	6.250000000%
Citibank, N.A.	$41,250,000.00	$20,000,000.00	$61,250,000.00	5.833333333%
U.S. Bank National Association	$30,000,000.00	$27,500,000.00	$57,500,000.00	5.476190476%
KeyBank National Association	$30,000,000.00	$25,000,000.00	$55,000,000.00	5.238095238%
Branch Banking and Trust Company	$30,000,000.00	$20,000,000.00	$50,000,000.00	4.761904762%
Royal Bank of Canada	$30,000,000.00	$12,000,000.00	$42,000,000.00	4.000000000%
Comerica Bank	$30,000,000.00	$0.00	$30,000,000.00	2.857142857%
Total	$750,000,000.00	$300,000,000.00	$1,050,000,000.00	100.000000000%

ACKNOWLEDGMENT AND REAFFIRMATION

May 23, 2014

By its execution hereof, each Subsidiary Guarantor and/or additional Credit Party party hereto hereby expressly (a) represents and warrants that (i) it has the corporate power and authority to execute, deliver and perform this Acknowledgment and Reaffirmation, (ii) it has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Acknowledgment and Reaffirmation, (iii) this Acknowledgment and Reaffirmation has been duly executed and delivered on behalf of such Person, and (iv) this Acknowledgment and Reaffirmation constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), (b) consents to the First Amendment to Credit Agreement and Incremental Revolving Credit Commitment Agreement dated as of the date hereof, by and among FOSSIL GROUP, INC., a Delaware corporation (formerly known as Fossil, Inc.) (the “Borrower”), certain Lenders (as described in the Credit Agreement referenced below), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (the “Administrative Agent”), as administrative agent for the Lenders (the “Amendment”; all capitalized undefined terms used herein shall have the meanings assigned in the Amendment and if not defined in the Amendment, shall have the meanings assigned thereto in the Credit Agreement dated as of May 17, 2013 by and among Borrower, the Administrative Agent and the other parties thereto) and (c) acknowledges that (i) the covenants, representations, warranties and other obligations set forth in the Credit Agreement and the other Loan Documents, in each case as amended by the Amendment, to which it is a party remain in full force and effect and (ii) to the extent that the Amendment amends a Loan Document to which such Subsidiary Guarantor and/or additional Credit Party is a party to, this Acknowledgment and Reaffirmation shall constitute a supplement to, and such Loan Party’s consent to supplement, such Loan Document.  This Acknowledgement and Reaffirmation shall constitute a Loan Document.

[Signature Page Follows]

SUBSIDIARY GUARANTORS:

FOSSIL INTERMEDIATE, INC.,
as a Subsidiary Guarantor

By:	s/ Randy S. Hyne
Name:	Randy S. Hyne
Title:	Secretary

FOSSIL TRUST,
as a Subsidiary Guarantor, and acting pursuant to the Agreement and Contract of Trust of Fossil Trust dated August 31, 1994

By:	/s/ Randy S. Hyne
Name:	Randy S. Hyne
Title:	Secretary

FOSSIL PARTNERS, L.P.,
as a Subsidiary Guarantor

By:	Fossil Group, Inc.
Title:	General Partner

By:	/s/ Randy S. Hyne
Name:	Randy S. Hyne
Title:	Vice President, General Counsel & Secretary

FOSSIL STORES I, INC.,
as a Subsidiary Guarantor

By:	/s/ Randy S. Hyne
Name:	Randy S. Hyne
Title:	Secretary

FOSSIL INTERNATIONAL HOLDINGS, INC.,
as a Subsidiary Guarantor

By:	/s/ Randy S. Hyne
Name:	Randy S. Hyne
Title:	Secretary

FOSSIL GROUP, INC.

ACKNOWLEDGMENT AND REAFFIRMATION TO

FIRST AMENDMENT AND INCREMENTAL REVOLVING CREDIT COMMITMENT AGREEMENT

ARROW MERCHANDISING, INC.
as a Credit Party

By:	Randy S. Hyne
Name:	Randy S. Hyne
Title: Secretary

FOSSIL HOLDINGS, LLC.
as a Credit Party

By:	/s/ Dennis R. Secor
Name:	Dennis R. Secor
Title: Manager

FOSSIL GROUP, INC.

ACKNOWLEDGMENT AND REAFFIRMATION TO

FIRST AMENDMENT AND INCREMENTAL REVOLVING CREDIT COMMITMENT AGREEMENT